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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):       June 15, 1998
                                                 ------------------------------

                             ECC International Corp.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       001-8988                                         23-1714658
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(Commission File Number)                   (I.R.S. Employer Identification No.)


    175 Strafford Avenue, Suite 116
        Wayne, Pennsylvania                                     19087-3377
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (610) 687-2600
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)










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ITEM 5.  OTHER EVENTS.

     On June 16, 1998, ECC International Corp. (the "Company") reported that Dr. James C. Garrett, age 53, has been named President, Chief Executive Officer and a member of the Board of Directors of the Company. Dr. Garrett has had an extensive career in the defense and aerospace industries spanning over 28 years. He most recently served as Vice President and General Manager of the Raytheon E-Systems Communications Division. Dr. Garrett replaces George W. Murphy, who retired from the Company earlier this month to pursue personal interests.

     The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  EXHIBITS.

     Exhibit No.    Description
     -----------    -----------

        99          Press Release




















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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 17, 1998                      ECC INTERNATIONAL CORP.
                                         -----------------------
                                               (Registrant)



                                         By: /s/ Relland M. Winand
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                                             Relland M. Winand
                                             Vice President, Finance









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                                  EXHIBIT INDEX



Exhibit No.               Description
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    99                    Press Release